                        IMPORTANT SHAREHOLDER INFORMATION






                                 HighMark Funds

         The document you hold in your hands contains your combined registration statement/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees of HighMark Funds.

         We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

         Please take a few moments to exercise your right to vote.
         Thank you.







         (Front Cover of Combined Registration Statement/Proxy Package)

                                 HIGHMARK FUNDS
                            One Freedom Valley Drive
                                 Oaks, PA 19456

November 20, 1998

To the Shareholders:

         Enclosed you will find several documents being furnished to you in connection with a special meeting of the shareholders of HighMark Funds to be held on December 18, 1998, at SEI Investments Mutual Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania. We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

         The Board of Trustees of HighMark Funds is recommending that shareholders of the HighMark Blue Chip Growth Fund ("Blue Chip Growth Fund") and the HighMark Government Securities Fund ("Government Securities Fund" and, collectively, the "Consolidating Funds") approve a reorganization in which each Fund will transfer all of its assets to the HighMark Growth Fund ("Growth Fund") and the HighMark Bond Fund ("Bond Fund" and, collectively, the "Consolidated Funds"), respectively, in return for Fiduciary Shares of such Consolidated Fund and the assumption by such Consolidated Fund of all of the liabilities of such Consolidating Fund. After the transfer, Shares of each Consolidated Fund will be distributed to the corresponding Consolidating Fund's shareholders tax-free in liquidation of such Consolidating Fund. As a result of these transactions, your shares of such Consolidating Fund would, in effect, be exchanged at net asset value and on a tax-free basis for Shares of such Consolidated Fund.

         HighMark Capital Management, Inc. has advised the Board of Trustees of HighMark Funds that it believes that the above-described transactions regarding the Blue Chip Growth Fund and Government Securities Fund offer the shareholders of such Funds an opportunity to pursue similar investment objectives more effectively and with resulting economies of scale and potentially lower expense ratios over time.


         THE BOARD OF TRUSTEES OF HIGHMARK FUNDS BELIEVES THAT THE PROPOSED COMBINATIONS OF THE BLUE CHIP GROWTH FUND WITH THE GROWTH FUND AND THE GOVERNMENT SECURITIES FUND WITH THE BOND FUND ARE IN THE BEST INTERESTS OF SUCH FUND AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         The Notices of Special Meeting of Shareholders, the accompanying Combined Prospectus/Proxy Statement, and proxy cards are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date, and return the proxy card so that your shares may be voted in accordance with your instructions.

         SINCE THE MEETING IS LESS THAN FIVE WEEKS AWAY, WE URGE YOU TO GIVE THE ENCLOSED MATERIAL YOUR PROMPT ATTENTION SO THAT HIGHMARK FUNDS WILL NOT HAVE TO INCUR THE EXPENSE OF ADDITIONAL MAILINGS.

         Your vote is important to us. Thank you for taking the time to consider this important proposal.

                                                     Sincerely yours,


                                                     Mark E. Nagle
                                                     President
                                                     HighMark Funds

                                 HIGHMARK FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the HighMark Blue Chip Growth Fund and the HighMark Government Securities Fund:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of the HighMark Blue Chip Growth Fund ("Blue Chip Growth Fund") and the HighMark Government Securities Fund ("Government Securities Fund"), separate series of HighMark Funds, will be held at SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania on Friday, December 18, 1998 at 3:00 p.m., Eastern time, for the following purposes:

         1. To consider and act upon a Plan of Reorganization ("Plan") adopted by HighMark Funds providing for the transfer of all of the assets of the Blue Chip Growth Fund and the Government Securities Fund (the Government Securities Fund and the Blue Chip Growth Fund each a "Consolidating Fund" and, collectively, the "Consolidating Funds") to the HighMark Growth Fund and the HighMark Bond Fund, respectively (the Growth Fund and the Bond Fund each a "Consolidated Fund" and, collectively, the "Consolidated Funds") in exchange for Fiduciary Shares of the Consolidated Fund and the assumption by such Consolidated Fund of all of the liabilities of the Consolidating Fund, followed by the dissolution and liquidation of such Consolidating Fund, and the distribution of Shares of such Consolidated Fund to the shareholders of the Consolidating Fund.

         2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         The proposed transaction is described in the attached Combined Prospectus/Proxy Statement. A copy of the Plan is appended as Exhibit A thereto.

         Pursuant to instructions of the Board of Trustees of HighMark Funds, the close of business on September 30, 1998, has been designated as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

          SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF HIGHMARK FUNDS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO HIGHMARK FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                                     By Order of the Trustees

                                                     Kevin P. Robins
                                                     Secretary
                                                     HIGHMARK FUNDS

One Freedom Valley Drive
Oaks, Pennsylvania
November 20, 1998

QUESTION & ANSWER SECTION

Q. WHY IS THE BOARD OF TRUSTEES OF HIGHMARK FUNDS PROPOSING TO MERGE THE HIGHMARK BLUE CHIP GROWTH FUND INTO THE HIGHMARK GROWTH FUND AND THE HIGHMARK GOVERNMENT SECURITIES FUND INTO THE HIGHMARK BOND FUND?

A. As part of a wide ranging effort to maximize efficiencies in HighMark Funds, serious consideration was given to the future of the Blue Chip Growth Fund and the Government Securities Fund. After considering a variety of options, the Board of Trustees of HighMark Funds approved the consolidation of these Funds into the HighMark Growth and HighMark Bond Funds, respectively. The Board of Trustees of HighMark Funds based its decision on a number of considerations, including the tax-free nature of the consolidation, the potential the consolidation will provide to shareholders to pursue similar investment objectives more effectively, the opportunities for increased economies of scale, and the superior long-term performance of the HighMark Growth and HighMark Bond Funds.

     After careful consideration, the Board of Trustees of HighMark Funds determined that the proposed Plan of Reorganization is in the best interest of shareholders. Through this proxy, the Board of Trustees of HighMark Funds is submitting the proposal to you -- the shareholders -- for a vote.


Q. WHAT WILL HAPPEN TO MY INVESTMENT IN THE HIGHMARK BLUE CHIP GROWTH FUND AND/OR GOVERNMENT SECURITIES FUND IF THIS PROPOSAL IS APPROVED?

A. The assets of the Blue Chip Growth Fund and the Government Securities Fund (collectively, the "Consolidating Funds") will be transferred to the HighMark Growth Fund ("Growth Fund") and the HighMark Bond Fund ("Bond Fund," and, collectively, the "Consolidated Funds"), respectively, in return for Fiduciary Shares of such Consolidated Fund and the assumption by such Consolidated Fund of all of the liabilities of such Consolidating Fund.

     After the transfer, shares of each Consolidated Fund will be distributed to the corresponding Consolidating Fund's shareholders tax-free in liquidation of such Consolidating Fund. As a result of these transactions, your shares of such Consolidating Fund would, in effect, be exchanged at net asset value and on a tax-free basis for shares of such Consolidated Fund.


Q.   HOW CAN I GET MORE INFORMATION ABOUT THE GROWTH FUND AND/OR THE BOND FUND?

A. Please see the combined prospectus and proxy statement for more information about the Growth Fund and the Bond Fund. If you have any questions about the Funds, please contact your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.


Q.   WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for each Fund as of September 30, 1998. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.   HOW DOES THE BOARD OF TRUSTEES OF HIGHMARK FUNDS SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of HighMark Funds, including the independent members, recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board of

     Trustees of HighMark Funds also wishes to remind you to vote and return ALL of the proxy ballot cards you receive.

Q.   WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

       THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED BY DISCLOSURES
                 CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

                           PROSPECTUS/PROXY STATEMENT
                                NOVEMBER 20, 1998


                                 HighMark Funds
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                             Tel. No. 1-800-433-6884



                       COMBINED PROSPECTUS/PROXY STATEMENT

         This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the holders of units of beneficial interest ("Shares") of HighMark Funds for use at a Special Meeting of Shareholders of HighMark Funds to approve a Plan of Reorganization adopted by HighMark Funds dated as of October 13, 1998 ("Plan"), a copy of which is attached hereto as Appendix A, and the consummation of the transactions (collectively, the "Transaction") contemplated therein. The Plan contemplates the transfer of all of the assets and liabilities of the HighMark Blue Chip Growth Fund ("Blue Chip Growth Fund") and the HighMark Government Securities Fund (the "Government Securities Fund") to the HighMark Growth Fund ("Growth Fund") and the HighMark Bond Fund (the "Bond Fund"), respectively, (the Blue Chip Growth Fund and the Government Securities Fund, each a "Consolidating Fund" and, collectively, the "Consolidating Funds" and the Growth Fund and the Bond Fund, each a "Consolidated Fund" and, collectively, the "Consolidated Funds" and the Consolidating and Consolidated Funds, collectively, the "HighMark Funds") in exchange for Fiduciary Shares only of the corresponding Consolidated Fund, followed by the dissolution and liquidation of the respective Consolidating Fund and the distribution of Shares to the shareholders of the respective Consolidating Fund. As a result of the proposed Transaction, each shareholder of the Consolidating Funds will receive on a tax-free basis, a number of full and fractional Shares of the corresponding Consolidated Fund equal at the date of the exchange to the value of the net assets of each Consolidating Fund transferred to the corresponding Consolidated Fund attributable to the shareholder (based on the proportion of the outstanding shares of the Consolidating Fund owned at that time by the shareholder).

         This Combined Prospectus/Proxy Statement explains concisely what you should know before investing in the Consolidated Funds. Please read it and keep it for future reference. This Combined Prospectus/Proxy Statement is accompanied by the prospectus relating to the HighMark Equity Funds and Fixed Income Funds, Fiduciary Shares, dated November 30, 1997, as amended, (the "HighMark Funds Prospectus"), which is incorporated into this Combined Prospectus/Proxy Statement by reference. The current Statement of Additional Information for HighMark Funds, dated November 28, 1997, has been filed with the Securities and Exchange Commission and is incorporated into this Combined Prospectus/Proxy Statement by reference. The Statement of Additional Information of HighMark Funds may be obtained, without charge, by writing SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456 or by calling 1-800-433-6884. In addition, a Statement of Additional Information dated November 20, 1998 relating to the Transaction described in this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is also incorporated into this Combined Prospectus/Proxy Statement by reference. Such Statement of Additional Information may be obtained, without charge, by writing SEI Investments Distribution Co. at the above-listed address or by calling 1-800-433-6884.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

 THE SHARES OF HIGHMARK FUNDS OFFERED HEREBY ARE NOT DEPOSITS OR OBLIGATIONS OF,
   OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA,
      N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK FUNDS SHARES ARE NOT FEDERALLY INSURED BY THE
      FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE
                           PRINCIPAL AMOUNT INVESTED.

                                [BACK COVER PAGE]

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
         REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFERING MADE BY THIS COMBINED
      PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR
      REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY
            HIGHMARK FUNDS. THIS COMBINED PROSPECTUS/PROXY STATEMENT
      DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS IN ANY JURISDICTION
                IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROPOSAL (1) APPROVAL OF
PLAN OF REORGANIZATION  ........................................             10

FEE TABLES .....................................................             10

SYNOPSIS .......................................................             14

RISK FACTORS ...................................................             24

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF
PLAN OF REORGANIZATION  ........................................             26

BACKGROUND AND REASONS FOR THE PROPOSED
REORGANIZATION .................................................             27

INFORMATION ABOUT THE REORGANIZATION  ..........................             28

CAPITALIZATION TABLES...........................................             30

FINANCIAL STATEMENTS ...........................................             31

VOTING INFORMATION .............................................             31

INFORMATION FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION ............................................             35

FORM OF PLAN OF REORGANIZATION
EXHIBIT A  .....................................................            A-1

STATEMENT OF ADDITIONAL INFORMATION
EXHIBIT B  .....................................................            B-1

                           PROPOSAL (1) -- APPROVAL OF
                           ---------------------------
                PLAN OF REORGANIZATION AND TRANSACTION THEREUNDER
                -------------------------------------------------


          At a meeting held on September 23, 1998, the Board of Trustees of HighMark Funds unanimously approved a Plan of Reorganization providing for the transfer of all of the assets of each Consolidating Fund to its corresponding Consolidated Fund in exchange for Fiduciary Shares of such Consolidated Fund and the assumption by such Consolidated Fund of all of the liabilities of the Consolidating Fund.

         Following the transfer, the Consolidating Funds will be dissolved and the Fiduciary Shares received by the Consolidating Funds will be distributed to the respective shareholders of the Consolidating Funds in liquidation of the Consolidating Funds. As a result of the proposed Transaction, shareholders of each Consolidating Fund will receive, on a tax-free basis, a number of full and fractional Fiduciary Shares equal in value at the date of the exchange to the value of the net assets of the Consolidating Fund transferred to the corresponding Consolidated Fund attributable to the shareholder (based on the proportion of the outstanding shares of the Consolidating Fund owned at the time by the shareholder).

         For the reasons set forth below under "Background and Reasons for the Proposed Reorganization," the Board of Trustees of HighMark Funds, including Trustees of HighMark Funds who are not "interested persons" of HighMark Funds as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), unanimously concluded that participation in the proposed Transaction is in the best interests of HighMark Funds and their respective existing shareholders and that the economic interests of their respective existing shareholders will not be diluted as a result of effecting the proposed Transaction.

         In reaching this conclusion, the Board of Trustees of HighMark Funds considered, among other things, the qualifications and experience of HighMark Capital Management, Inc. (the "Advisor"); the potential economies of scale which could be realized over time by former Consolidating Fund shareholders as each Consolidated Fund increases in size; the recommendation of the Advisor in favor of the Transaction; the fact that the Transaction will be free from Federal income taxes to HighMark Funds and their shareholders; the assumption of the cost of the Transaction by the Advisor and/or its affiliates; and the superior long-term performance histories of the HighMark Growth and HighMark Bond Funds.

FEE TABLES
----------

         The following tables show the current fees for each Consolidating Fund followed by those currently charged by the corresponding Consolidated Fund. If the reorganization is approved, you would pay the fees shown for the Consolidated Fund. Because the fees for the Consolidated Funds following the Transaction will be identical to the current fees for the Consolidated Funds as set forth in the following fee tables, no pro forma fee tables are provided.

                                                                         FEE TABLES

                                              Blue Chip                                        Combined Fund
                                            Growth Fund                  Growth Fund               Pro Forma
                                          Fiduciary Shares             Fiduciary Shares        Fiduciary Shares
                                          ----------------             ----------------        ----------------
Shareholder Transaction Expenses(a)
-----------------------------------
   Maximum Sales Load Imposed
       on Purchases (as a percentage
       of offering price)                          0%                           0%                    0%

   Maximum Sales Load Imposed
   on Reinvested Dividends
   (as a percentage of offering price)             0%                           0%                    0%

   Deferred Sales Load (as
   a percentage of original
   purchase price or redemption
   proceeds, as applicable)                        0%                           0%                    0%

   Redemption Fees (as a percentage
   of amount redeemed, if applicable)(b)           0%                           0%                    0%

   Exchange Fee(a)                               $ 0                          $ 0                   $ 0

Annual Operating Expenses
-------------------------
(as a percentage of net assets)

   Management Fees                              0.60%                        0.60%                 0.60%

   12b-1 Fees                                      0%                           0%                    0%

   Other Expenses (after voluntary
   reduction)(c)                                0.22%                        0.32%                 0.32%
                                                -----                        -----                 -----

   Total Fund Operating Expenses
   (after voluntary reduction)(d)               0.82%                        0.92%                 0.92%
                                                =====                        =====                 =====


                                              Government                                    Combined Fund
                                            Securities Fund                Bond Fund            Pro Forma
                                           Fiduciary Shares            Fiduciary Shares     Fiduciary Shares
                                           ----------------            ----------------     ----------------
Shareholder Transaction Expenses(a)
-----------------------------------
   Maximum Sales Load Imposed
       on Purchases (as a percentage
       of offering price)                          0%                           0%                  0%

   Maximum Sales Load Imposed
   on Reinvested Dividends
   (as a percentage of offering price)             0%                           0%                  0%

   Deferred Sales Load (as
   a percentage of original
   purchase price or redemption
   proceeds, as applicable)                        0%                           0%                  0%

   Redemption Fees (as a percentage
   of amount redeemed, if applicable)(b)           0%                           0%                  0%

   Exchange Fee(a)                               $ 0                          $ 0                 $ 0

Annual Operating Expenses
-------------------------
(as a percentage of net assets)

   Management Fees
                                                0.50%                        0.50%               0.50%

   12b-1 Fees                                      0%                           0%                  0%

   Other Expenses (after voluntary
   reduction)(e)                                0.25%                        0.25%               0.25%
                                                -----                        -----               -----

   Total Fund Operating Expenses
   (after voluntary reduction)(f)               0.75%                        0.75%               0.75%
                                                =====                        =====               =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                         1 YEAR           3 YEARS         5 YEARS      10 YEARS
                                                         ------           -------         -------      --------

Blue Chip Growth Fund Fiduciary Shares                      $ 8              $26             $46            $101
Growth Fund Fiduciary Shares                                $ 9              $29             $51            $113
Combined Fund Pro Forma                                     $ 9              $29             $51            $113


Government Securities Fund Fiduciary Shares                 $ 8              $24             $42            $ 93
Bond Fund Fiduciary Shares                                  $ 8              $24             $42            $ 93
Combined Fund Pro Forma                                     $ 8              $24             $42            $ 93

         The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares.

(b) A wire redemption charge of $15 is deducted from the amount of a wire redemption payment made at the request of a Shareholder.

(c) Absent voluntary fee waivers, OTHER EXPENSES would be 0.49% for the Fiduciary Shares of the Blue Chip Growth Fund, 0.49% for the Fiduciary Shares of the Growth Fund, and 0.49% for the Fiduciary Shares of the Combined Fund.

(d) Absent voluntary fee waivers, OTHER EXPENSES would be 0.52% for the Fiduciary Shares of the Government Securities Fund, 0.51% for the Fiduciary Shares of the Bond Fund, and 0.51% for the Fiduciary Shares of the Combined Fund.

(e)      Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be:
         1.09% for the Fiduciary Shares of the Blue Chip Growth Fund, 1.09% for the Fiduciary Shares of the Growth Fund, and 1.09% for the Fiduciary Shares of the Combined Fund.

(f)      Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be:
         1.02% for the Fiduciary Shares of the Government Securities Fund, 1.01% for the Fiduciary Shares of the Bond Fund and 1.01% for the Fiduciary Shares of the Combined Fund.

                             SYNOPSIS OF PROSPECTUS
                             ----------------------

         INVESTMENT OBJECTIVES AND POLICIES. Below is a brief comparison of the investment objectives and policies of each Consolidating Fund and the corresponding Consolidated Fund. Following the Fund by Fund comparisons, there is a brief comparison of investment policies and techniques that are common to the Funds. The following discussion is qualified in its entirety by the disclosure on such subjects contained in the HighMark Funds Prospectus accompanying this Combined Prospectus/Proxy Statement. For a full and detailed description of permitted investments, see the HighMark Funds Prospectus.

         The securities currently held by each Consolidating Fund are substantially similar to those securities which the corresponding Consolidated Fund may hold. Consequently, the proposed reorganizations of the Consolidating Funds should not result in higher than normal portfolio turnover due to the corresponding Consolidated Fund's disposal of investment securities.

         BLUE CHIP GROWTH FUND AND GROWTH FUND. As its investment objective, the Blue Chip Growth Fund seeks long-term capital growth by investing in a diversified portfolio of common stocks and other equity securities of seasoned, large capitalization companies. The Growth Fund seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective for the Growth Fund.

         Under normal market conditions, both the Blue Chip Growth Fund and the Growth Fund invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, American Depository Receipts, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Blue Chip Growth Fund primarily invests in equity securities of seasoned, large capitalization companies. For these purposes, a seasoned company is generally a company with an operating history of 3 years or more and a large capitalization company is generally a company with capitalization in excess of $1.0 billion. A majority of the Fund's equity investments ordinarily consist of dividend-paying securities.

         In comparison, the Growth Fund emphasizes a well diversified portfolio of equity securities of growth-oriented companies. Such companies will range from medium to large capitalization growth companies (capitalization in excess of $500 million) with a record of above average growth in earnings. Currently, the Growth Fund is primarily invested in large capitalization growth companies. The Growth Fund focuses on companies that the Advisor believes to have enduring quality and above average earnings growth.

         Both the Blue Chip Growth Fund and the Growth Fund may write covered calls on its equity securities and enter into closing transactions with respect to covered call options. The assets of both the Blue Chip Growth Fund and the Growth Fund may also be invested in options, futures contracts and options on futures, Standard & Poor's Depository Receipts, and investment grade bonds. The aggregate value of options on securities (long puts and calls) will not exceed 10% of a Fund's net assets at the time such options are purchased by the Fund. Each Fund may enter into futures and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of its assets. The Blue Chip Growth Fund and the Growth Fund may purchase options in stock indices to invest cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of any such Fund's total assets.

         Under normal market conditions, both the Blue Chip Growth Fund and the Growth Fund may invest up to 35% of their total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, each such HighMark Fund may invest more than 35% of its total assets in money market instruments.

         GOVERNMENT SECURITIES FUND AND BOND FUND. As its investment objective, the Government Securities Fund seeks to achieve total return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. Government Securities"). The Bond Fund seeks current income through investments in long-term fixed income investments. While not required to do so by its investment objective, the Bond Fund may have significant holdings of U.S. Government Securities.

         Under normal market conditions, the Government Securities Fund will invest at least 80% of its assets in U.S. Government Securities, including mortgage-backed securities issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and repurchase agreements backed by such securities. The Government Securities Fund may invest any remaining assets in corporate bonds that are rated at the time of purchase as investment grade or determined by its Advisor to be of comparable quality; Yankee Bonds, including sovereign, supranational and Canadian bonds; shares of other investment companies with similar investment objectives; commercial paper; money market funds; privately issued mortgage-backed and other readily-marketable asset-backed securities; and money market instruments and cash. The Fund has no maturity limitation.

         The Advisor of the Government Securities Fund seeks to enhance its yield by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Government Securities Fund seeks to achieve capital gains by taking advantage of price appreciation caused by interest rate changes.

         The Bond Fund invests in fixed-income securities with maturities in excess of one year, except for amounts held in money market instruments. Fixed-income securities can have maturities of up to thirty years or more. Under normal market conditions, the Bond Fund will invest at least 65% of the value of its total assets in bonds. For purposes of this policy "bonds" include (i) corporate bonds and debentures rated at the time of purchase as investment grade or determined by the Advisor to be of comparable quality; (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as GNMA securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

         The dollar-weighted average portfolio maturity of the Bond Fund will be from five to twenty years.

         Both the Bond Fund and the Government Securities Fund may invest in futures and options on futures for the purpose of achieving their objectives and for adjusting portfolio duration. Such Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security or securities represented by an index, are permitted investments of such Fund. Each Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of its assets.

         Under normal market conditions, the Government Securities Fund may invest up to 20% of its total assets in money market instruments, whereas the Bond Fund may invest up to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, each of the Bond Fund and the Government Securities Fund may exceed its respective limit on total assets invested in money market instruments.

OTHER INVESTMENTS
-----------------

         Each HighMark Fund limits investments in illiquid securities to 15% or less of its net assets, and may additionally purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper), subject to policies approved by the Board of Trustees of HighMark Funds.

         Each HighMark Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of its total assets.

         Each HighMark Fund may enter into repurchase agreements and reverse repurchase agreements.

         Each HighMark Fund may enter into forward commitments or purchase securities on a "when-issued" basis. Each HighMark Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.

         Each HighMark Fund may purchase securities of money market funds of other investment companies and may purchase securities of variable funds of other investment companies, subject to the terms of the 1940 Act and HighMark Funds' exemptive order.

         INVESTMENT RESTRICTIONS. The following discussion is qualified by the disclosure regarding investment restrictions contained in the Statement of Additional Information of HighMark Funds which is incorporated by reference into this Combined Prospectus/Proxy Statement.

         HighMark Funds revised and simplified its fundamental investment restrictions for the Blue Chip Growth and the Government Securities Funds, as well as for a number of other HighMark Funds not involved in the proposed transaction. It is the intent of HighMark Funds to conform the fundamental investment restrictions of the remaining HighMark Funds, including the Growth Fund and the Bond Fund (both of which commenced operations prior to the adoption of the new format) to the simplified format used by the Consolidating Funds by means of a proxy vote within the next two years. The fundamental investment restrictions for the Blue Chip Growth and Government Securities Funds provide that each such Fund:

         1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         2. May not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         3. May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         4. May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         6. May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         The fundamental limitations of the Consolidating Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. However, the Consolidating Funds also have adopted nonfundamental limitations as set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a HighMark Fund's nonfundamental limitations are communicated to HighMark Fund's shareholders prior to effectiveness.

         Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

         The following investment limitations of the Consolidating Funds are nonfundamental policies. Each such Fund may not:

         1. Acquire more than 10% of the voting securities of any one issuer. This limitation applies to only 75% of a Fund's assets.

         2. Invest in companies for the purpose of exercising control.

         3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets and except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. To the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

         4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

         5. Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the prospectus) and interest in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

         6. Make short sales of securities, maintain a short position or purchase securities on margin, except that HighMark Funds may obtain short-term credits as necessary for the clearance of security transactions.

         7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

         8. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

         9. Purchase or retain securities of an issuer if, to the knowledge of HighMark Funds, an officer, trustee, partner or director of HighMark Funds or the Advisor or sub-advisors of HighMark Funds owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         10. Invest in interest in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

         The fundamental investment restrictions for the Growth Fund and the Bond Fund provide that the Funds may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or a Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of a Fund's total assets may be invested without regard to these limitations);

         2. Purchase any securities that would cause more than 25% of a Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

         3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies;

         4. Purchase securities on margin (except that the Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of the Fund;

         5. Purchase or sell commodities, commodity contracts (excluding options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by a Fund in marketable securities of companies engaged in such activities and investments by a Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to each Fund's investment objective and policies);

         6. Invest in any issuer for purposes of exercising control or management;

         7. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         8. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets; and

         9. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that each Fund may purchase securities of a money market fund, if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
-----------------------------------------

         The following information was provided by the Annual Report to Shareholders of HighMark Funds ("Annual Report") for the period ended July 31, 1998. The Management Discussion found in the Annual Report in its entirety, is as follows:

HIGHMARK GROWTH FUND

PERFORMANCE

         For the year ended July 31, 1998, the HighMark Growth Fund returned 22.59% (Fiduciary Shares).(1) In comparison, the Lipper Growth Funds Average rose 13.15% during the period and the Standard & Poor's 500 Composite Index was up 19.28%. In recognition of the Fund's performance, Morningstar, Inc. recently awarded the Fund a five-star rating out of a possible five stars for the three-year period ending 7/31/98.(2) The Fund was rated among 2,545 funds in the equity category.


-------------------

         (1) The HighMark Growth Fund (Retail Class A Shares) produced a total return of 22.26% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was 16.76%. The Fund's Retail Class B Shares, launched on 2/2/98, produced a total synthetic return of 22.06% for the period. Including the maximum contingent deferred sales charge of 5.00%, the total synthetic return for the Fund's Retail Class B Shares was 17.21%.

         (2) The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (if available) in excess of 90-day Treasury bill returns. The Fund received five stars for the three-year period ending 7/31/98. The top 10% of funds within a rating category receive five stars.

FACTORS AFFECTING PERFORMANCE

         There are three key reasons why the Fund produced superior performance:

         Timely sector weightings. In October 1997, our valuation discipline led us to underweight technology companies after the sector had significantly outperformed the S&P 500 Index. Meanwhile, the consumer staple sector became more attractively priced after a sell-off on concerns that the rising U.S. dollar might result in lower translated foreign earnings, and that consumer demand from the Far East might slow due to currency devaluations. Indeed, during the period, the technology sector underperformed and investors returned to consumer staple companies.

         Underweighting energy. The price of oil dropped 41% during the year, which caused the energy sector to sharply underperform the market. The commodity-based energy sector generally does not meet our criteria for consistent, sustainable superior earnings growth, but the Fund did benefit when one energy holding, Dresser Industries, agreed to be acquired by Halliburton, another oil service company.

         Good stock selection. Two additions to the portfolio performed particularly well during the period. IMS Health provides pharmaceutical companies with prescription market share data used for measuring sales and marketing effectiveness. The company has a 90% market share and multiyear contracts with the world's leading pharmaceutical companies. Berkshire Hathaway, a diversified holding company controlled by the legendary Warren Buffett, derives two-thirds of its earnings from 100% ownership in businesses that have grown at a 24% annual rate for the past 30 years. The other third of Berkshire's earnings come from its well-publicized minority positions in companies such as Coca-Cola, Gillette, American Express and Walt Disney.

CURRENT STRATEGY & OUTLOOK

         The growth style of investing typically outperforms when the economy slows, as investors yearn for consistent and reliable earnings growth. In managing the Fund, we will continue to seek a projected composite earnings growth rate superior to that of the S&P 500 Index, yet the price-earnings multiple of the composite portfolio is only slightly higher than the S&P 500 Index. We continue to seek companies with excellent growth potential at reasonable prices and our long-term outlook is positive.

HIGHMARK BLUE CHIP GROWTH FUND

PERFORMANCE

         For the year ended July 31, 1998, the HighMark Blue Chip Growth Fund returned 8.67% (Fiduciary Shares). In comparison, the Lipper Growth Funds Average rose 13.15% during the period while the Standard & Poor's 500 Index was up 19.28%.

FACTORS AFFECTING PERFORMANCE

         The Fund underperformed its benchmark for several reasons, including being overweighted in technology companies. In many cases, the Asian economic crisis caused orders to be deferred or cancelled. We believed that this situation would correct itself over time and that the stocks' underperformance represented good value. Our patience, however, was not rewarded during this twelve-month period. Moreover, the Fund was overweighted in the health care services industry, which also underperformed. Managed care companies faced rising medical costs and lower rates of growth in Medicare reimbursement rates. As the market corrected in late July, we took the opportunity to add several large blue-chip companies such as Coca-Cola, General Electric, Gillette, Johnson & Johnson and McDonalds.

CURRENT STRATEGY & OUTLOOK

         We believe that the rate of growth in the economy is slowing and that investors will favor strong, multinational blue-chip growth companies for their reliable and consistent earnings growth. Low interest rates, low inflation, strong fund inflows and continued strong earnings growth should sustain valuation levels and position blue-chip growth stocks well for future performance.

HIGHMARK GOVERNMENT SECURITIES FUND

PERFORMANCE

         For the year ended July 31, 1998, the HighMark Government Securities Fund returned 7.08% (Fiduciary Shares). In comparison, the Lipper General U.S. Government Funds Average rose 7.32% during the period while the Lehman Brothers Intermediate Government Bond Index was up 6.82%.

FACTORS AFFECTING PERFORMANCE

         The Fund benefited from being heavily weighted in U.S. Treasury and government agency securities. Treasury bonds have rallied very strongly as investors around the world sought liquidity and credit safety. In addition to this flight to quality, U.S. government securities have benefited from a long period of low inflation. The Fund benefited from the drop in interest rates by maintaining a longer duration than the index, especially during calendar 1998. Recently, corporate bond exposure has been detrimental to the Fund's performance. Despite the extra yield provided by corporates, they have not been able to keep pace with the total return provided by comparable Treasury bonds.

CURRENT STRATEGY & OUTLOOK

         The Fund continues to be positioned for a further decline in interest rates. Inflation is likely to remain subdued as increased competition, deregulation, globalization, and weak overseas economies limit pricing flexibility for corporations. The Fund remains overweighted in U.S. government agency securities that provide similar liquidity and credit characteristics compared to Treasuries, but a higher yield to maturity. Some high-quality corporate bonds could be added to the portfolio if their yield advantages continue to widen.

HIGHMARK BOND FUND

PERFORMANCE

         For the year ended July 31, 1998, the HighMark Bond Fund produced a total return of 7.41% (Fiduciary Shares).(3) In comparison, the Lipper Corporate A-Rated Debt Funds Average produced a 7.04% return and the unmanaged Lehman Brothers Aggregate Bond Index reflected a return of 7.86%.

FACTORS AFFECTING PERFORMANCE

         Interest rates generally declined during the period, boosting bond prices. The benchmark 30-year U.S. Treasury bond yield fell from 6.45% on August 1, 1997 to 5.71% on July 31, 1998. Similarly, the 10-year U.S. Treasury note fell from 6.18% on August 1, 1997 to 5.49% on July 31, 1998. The portfolio was favorably affected by longer-than-average durations (sensitivity to interest rates) in a falling interest rate environment.


-------------------

         (3) The HighMark Bond Fund (Retail Class A Shares) produced a total return of 7.47% for the period. Including the maximum sales charge of 3.00%, the total return for the Fund's Retail Class A Shares was 4.22%.

         Although a falling interest rate environment is good for most bonds, it generally causes mortgage-backed securities to underperform Treasury bonds. In a period of falling interest rates, homeowners tend to refinance their mortgages, causing bondholders to reinvest at lower rates.

         The Asian economic crisis has caused investors to become concerned about U.S. economic growth, which in turn impacts the creditworthiness of corporations. As a result, corporate bonds underperformed U.S.
government bonds, which benefited from the global flight to quality.

CURRENT STRATEGY & OUTLOOK

         Because of the relative underperformance of corporate bonds, yields are relatively high compared to Treasury bonds. In some cases, we are able to earn as much as 90 basis points more for a high-quality corporate bond. That is why we have recently increased our proportion of corporate bonds in both portfolios, adding issues by Merrill Lynch, Cable & Wireless, Fannie Mae, Phillips Petroleum, Raytheon and Travelers. We continue to focus on higher quality issues. The HighMark Bond Fund carries average credit ratings of AA1 and AA3, respectively.(4)

OPERATING PROCEDURES.
--------------------

         PURCHASE PROCEDURES. Purchases and redemption of Shares of HighMark Funds may be made on days on which The New York Stock Exchange is open for business ("Business Days"). Shares are sold on a continuous basis by the Distributor, either by mail or by wire. The minimum investment requirement is generally $1,000 and the subsequent minimum investment requirement is generally $100.

         Purchase orders for Shares of HighMark Funds are executed at a per Share price equal to the asset value next determined after the purchase order is effective. No sales charges are imposed on Fiduciary Shares and therefore no sales charges will be imposed on the Fiduciary Shares of the Consolidated Funds distributed by HighMark Funds in the Transaction.

         Both the Blue Chip Growth Fund and the Government Securities Fund only offer Fiduciary Shares. However, the Growth Fund offers three classes of Shares:
Fiduciary, Class A and Class B Shares (Class A and B Shares are known as "Retail Shares") and the Bond Fund offers two classes of Shares: Fiduciary and Class A Shares.

         EXCHANGE PRIVILEGES. Shareholders in the Consolidating Funds and the Consolidated Funds enjoy identical exchange privileges. Each HighMark Fund's shares may be exchanged for shares of the class of the various other Funds of HighMark Funds which the shareholder qualifies to purchase directly so long as the shareholder maintains the applicable minimum account balance in each Fund in which he or she owns shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the shares are exchanged. HighMark Funds' shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. HighMark Funds' shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

         Exchanges are made on the basis of the relative net asset values of the shares exchanged plus any applicable sales charge. HighMark Funds do not impose a charge for processing exchanges of shares.

         REDEMPTION PROCEDURES. Redemption procedures are identical for each HighMark Fund. HighMark Funds redeems shares at their net asset value next determined after receipt by the Distributor of the redemption


-------------------

         (4) Moody's ratings as of 7/31/98.

request. Redemptions will be made on any Business Day without charge although there is presently a $15 charge for wiring redemption proceeds to a shareholder's designated account. Shares may be redeemed by mail or by telephone. HighMark Funds reserves the right to make payment on redemptions in securities rather than cash.

         DISTRIBUTIONS. The net investment income for HighMark Funds is declared and paid monthly to all shareholders of record at the close of business on the day of declaration. Net realized capital gains, if any, are distributed at least annually to shareholders of record. Shareholders automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the Fund at net asset value as of the date of declaration unless the shareholder elects to receive such dividends or distributions in cash. Dividends paid in additional shares receive the same tax treatment as dividends paid in cash.

         The amount of dividends payable on Fiduciary Shares of HighMark Funds generally will be more than dividends payable on Retail Shares of HighMark Funds because of the distribution expenses charged to Retail Shares, but not charged to Fiduciary Shares.

         NET ASSET VALUE. The net asset value of shares of HighMark Funds is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day.

         Investments by HighMark Funds in securities traded on a national exchange (or exchanges) are valued based upon their last sale price on the principal exchange on which such securities are traded. Investments by HighMark Funds in securities for which the principal market is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees of HighMark Funds. With the exception of short-term securities, the value of each Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.

         FEDERAL TAX CONSIDERATIONS. Consummation of the Transaction is subject to the condition that HighMark Funds receives an opinion of Ropes & Gray to the effect that, based upon certain representations and assumptions and subject to certain qualifications, the Transaction will not result in the recognition of gain or loss for Federal income tax purposes for any of the Consolidating Funds, their shareholders or the Consolidated Funds.

INVESTMENT ADVISOR
------------------

         HighMark Capital Management, Inc., a subsidiary of UnionBanCal Corporation, serves as the investment advisor to HighMark Funds. Subject to the general supervision of the Board of Trustees of HighMark Funds, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

         For the expenses assumed and services provided by the Advisor as each Fund's investment advisor, the Advisor receives an identical fee from the Government Securities Fund and the Bond Fund, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the Fund's average daily net assets, and an identical fee from the Blue Chip Growth Fund and the Growth Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets. Following the reorganization, the advisory fees will remain the same.

         All investment decisions for the Consolidated Funds are made by a team of investment professionals, all of whom take an active part in the decision making process. The Blue Chip Growth and Growth Funds have the same team leaders as do the Government Securities and Bond Funds. The team leaders are as follows:

          Scot Chapman, Vice President of the Advisor, has served as team leader of the Growth Fund since 1993 and of the Blue Chip Growth Fund since July 28, 1998. He has been with the Advisor and its predecessors, Union Bank of California, N.A. and The Bank of California, N.A., since 1991. Mr. Chapman has an M.B.A. from Golden Gate University and a B.S. in accounting from Santa Clara University.

          E. Jack Montgomery, Vice President of the Advisor, has served as team leader for the Bond Fund since 1994 and of the Intermediate-Term Bond Fund since 1995 and of the Government Securities Fund since July 28, 1998. He has been with the Advisor and its predecessors, Union Bank of California, N.A. and The Bank of California, N.A., since 1994. From 1990 to 1994, Mr. Montgomery was employed by the San Francisco Employees' Retirement System. Mr. Montgomery has an M.B.A. from the University of Oregon and a B.A. from the University of Oklahoma.


                                  RISK FACTORS
                                  ------------

         This discussion is qualified in its entirety by the disclosure set forth in the HighMark Funds Prospectus accompanying this Combined
Prospectus/Proxy Statement and the HighMark Funds Statement of Additional Information.

BLUE CHIP GROWTH AND GROWTH FUNDS
---------------------------------

         Because of similarities in investment objectives and policies, the Blue Chip Growth Fund and Growth Fund are subject to substantially similar investment risk factors. For both Funds, changes in the value of portfolio securities will not affect cash income, if any, derived from those securities, but will affect the Funds' net asset value. Because the Funds invest primarily in equity securities, which fluctuate in value, Funds' Shares will fluctuate in value. At times, this fluctuation may be significant and thus the Funds may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

         Both the Blue Chip Growth Fund and Growth Fund may invest in foreign securities through American Depository Receipts. There may be certain risks connected with investing in foreign securities, including risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, including less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund.

GOVERNMENT SECURITIES AND BOND FUNDS
------------------------------------

         Investments by the Government Securities and Bond Funds in U.S. Government Securities may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Nonetheless, U.S. Government Securities are generally much less subject to credit risk, which relates to the ability of an issuer to make payments of principal and interest, than bonds issued or guaranteed only by non-governmental parties. Because the Government Securities Fund is required to invest 80% of its assets in U.S. Government Securities, the Government Securities Fund may be significantly less exposed to credit risk than the Bond Fund, which may invest all of its assets in bonds and other obligations of non-governmental issuers. Credit risk may lead to losses which will cause a Fund's Shares to decline in value, resulting in a loss of principal.

         In contrast to credit risk, all bonds are subject to market risk, which relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the fixed income investments and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of each of the Government Securities and Bond Funds' shares will vary as a result of changes in the value of the securities in the Funds' portfolios. Therefore, an investment in the Funds may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Funds for any particular period.

         While debt securities normally fluctuate less in price than equity securities, there have been extended periods of cyclical increases in interest rates that have caused significant declines in debt securities prices. Certain fixed-income securities, such as zero-coupon obligations, mortgage-backed and asset-backed securities and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of Fund securities will not affect cash income derived from these securities, but will affect the Fund's net asset value. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

         Depending upon prevailing market conditions, debt securities may be purchased at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

         Both the Government Securities Fund and the Bond Fund may invest in securities rated BBB by S&P or Baa by Moody's, which are considered investment grade, but are deemed by these rating services to have some speculative characteristics. Adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds.

         Each of the Funds may invest in foreign securities. There may be certain risks connected with investing in foreign securities, including risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, including less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund.


                        SPECIAL MEETING OF SHAREHOLDERS
                        -------------------------------

         Proxies will be solicited by and on behalf of the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders of HighMark Funds (the "Meeting"). The Meeting is to be held on December 18, 1998 at 3:00 p.m., Eastern time, at SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456. This Combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November 18, 1998.

         Any shareholder giving a proxy has the power to revoke it. The shareholder revoking such proxy must either submit to HighMark Funds a subsequently dated proxy, deliver to HighMark Funds a written notice of revocation, or otherwise give notice of revocation in open meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in item
(1) of the Notice of Special Meeting) to implement the reorganization of the Consolidating Funds by the transfer of all of their assets to the corresponding Consolidated Funds, in exchange for Fiduciary Shares of the corresponding Consolidated Fund and the assumption by the corresponding Consolidated Fund of all of the liabilities of the Consolidating Fund followed by the dissolution and liquidation of each Consolidating Fund and the distribution of Shares to the shareholders of the Consolidating Funds.

         Only shareholders of record on September 30, 1998 will be entitled to notice of and to vote at the meeting. Each share is entitled to one vote as of the close of business on September 30, 1998.

         The Board of Trustees of HighMark Funds knows of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                  PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF
                             PLAN OF REORGANIZATION
                             ----------------------

         The shareholders of the Blue Chip Growth Fund and the Government Securities Fund are being asked to approve or disapprove the Plan of Reorganization adopted by HighMark dated as of October 13, 1998 (the "Plan"), a copy of which is attached to this Combined Prospectus/Proxy Statement as Appendix A. The Plan provides, among other things, for the transfer of all of the assets of each Consolidating Fund to the corresponding Consolidated Fund in exchange for the assumption by the corresponding Consolidated Fund of all of the liabilities of the Consolidating Fund and for a number of Shares calculated based on the value of the net assets of the Consolidating Fund acquired by the Consolidated Fund and the net asset value per share of the Consolidated Fund, all as more fully described below under "Information about the Reorganization." After receipt of Shares each Consolidating Fund will dissolve, distributing the Shares to its shareholders in complete liquidation, and each Consolidating Fund will be terminated. Prior to the date of such transfer (the "Exchange Date"), each Consolidating Fund will declare a distribution to its shareholders which, together with all previous distributions, will have the effect of distributing to its respective shareholders all of their investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

         At a meeting held on September 23, 1998, the Trustees of HighMark Funds in attendance voted unanimously to approve the Transaction and to recommend that shareholders of each Consolidating Fund also approve the Transaction. Approval of each reorganization of a Consolidating Fund requires the affirmative vote of a majority of all votes attributable to the voting securities of that Consolidating Fund voting separately as a fund, defined as the lesser of (a) sixty seven percent (67%) or more of the votes attributable to all voting securities of the Consolidating Fund present at such meeting, if holders of more than 50% of the votes attributable to the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the votes attributable to the outstanding voting securities of the Consolidating Fund.

         A shareholder of any Consolidating Fund objecting to the proposed Transaction is not entitled under either Massachusetts law or HighMark Funds' Declaration of Trust to demand payment for and an appraisal of his or her particular HighMark Fund shares if the Transaction is consummated over his or her objection. However, shares of HighMark Funds are redeemable for cash at their net asset value on any Business Day.

         In the event that this proposal is not approved by the shareholders of the Consolidating Fund, such Consolidating Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of HighMark Funds may consider alternatives in the best interests of the shareholders. However, the reorganization of the Consolidating Fund for which approval of the Plan is obtained will be consummated.


             BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION
             ------------------------------------------------------

         A meeting was held on September 23, 1998 for the Board of Trustees of HighMark Funds, at which meeting all of the Trustees of HighMark Funds, including the Independent Trustees, unanimously determined that the reorganization would be in the best interests of HighMark Funds and existing shareholders and that the economic interests of the existing shareholders would not be diluted as a result of effecting the reorganization. The Trustees of HighMark Funds, including the Independent Trustees, unanimously approved the proposed reorganization and have unanimously recommended its approval by the Consolidating Funds' shareholders.

          In electing to approve the Plan and recommend it to shareholders of the Consolidating Funds, the Board of Trustees of HighMark Funds acted upon information provided to them, indicating that the proposed Transaction would operate in the best interests of HighMark Funds' shareholders. In particular, the Trustees determined that the proposed transaction offered the following benefits:

          o Superior Long-Term Investment Performance: The Trustees considered favorably that the long-term performance of the Consolidated Funds was superior to that of the Consolidating Funds.

          o Opportunities For Economies of Scale: The Trustees considered favorably the potential the consolidation held for increased economies of scale for the Consolidated Funds that could result in reduced expenses, and consequent increased performance. The Trustees concluded that this could allow shareholders of the Consolidating Funds to pursue similar investment objectives more effectively through ownership of shares of the Consolidated Funds.

          o Tax-Free Nature of Transaction: The Trustees of HighMark Funds were informed that the proposed Transaction would be accomplished without the imposition of federal income taxes on the Consolidating Funds or their respective shareholders.

          o No Dilution of Shareholder Interests: The Trustees of HighMark Funds were informed that the interests of the shareholders of HighMark Funds would not be materially diluted as a result of the proposed Transaction, and that the shareholders of the Consolidating Funds would receive shares of the Consolidated Funds equal in value to the market value of the assets of the Consolidating Funds.

        Currently, after waiver of certain fees, the total operating expenses of the Fiduciary Shares of the Growth Fund are higher than the total operating expenses for the Blue Chip Growth Fund. The Trustees have been informed by HighMark Funds' management that, should the consolidation of the Blue Chip Growth Fund not be approved, all fee waivers currently in place would be reassessed. HighMark Funds' management has recently eliminated or reduced fee waivers in place for a number of HighMark Funds. The reduction of the Blue Chip Growth Fund's fee waivers would be consistent with the treatment of fee waivers for comparable HighMark Funds. Absent fee waivers, the total expenses of the Blue Chip Growth Fund would be 1.09%, and those of the Growth Fund would be 1.09%. The total operating expenses of the Fiduciary Shares of the Government Securities Fund and the Bond Fund are identical. Absent fee waivers, the total expenses of the Government Securities Fund would be 1.02%, while those of the Bond Fund would be 1.01%. The total operating expenses of the Funds are compared below.

         Fiduciary Shares
         ----------------

         Blue Chip Growth:               0.82%
         Growth Fund:                    0.92%


         Fiduciary Shares
         ----------------

         Government Securities Fund:     0.75%
         Bond Fund:                      0.75%



                      INFORMATION ABOUT THE REORGANIZATION
                      ------------------------------------

         PLAN OF REORGANIZATION. The proposed Plan provides that each Consolidated Fund will acquire all of the assets of the corresponding Consolidating Fund in exchange for the assumption by the Consolidated Fund of all of the liabilities of the corresponding Consolidating Fund and for Shares all as of the Exchange Date (defined in the Plan to be January 11, 1999, or such other dates as may be decided by HighMark Funds). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, which is attached as Appendix A to this Combined Prospectus/Proxy Statement.

         As a result of the Transaction, each shareholder of the Consolidating Funds will receive that number of full and fractional Shares equal in value at the Exchange Date to the value of the portion of the net assets of the Consolidating Fund transferred to the corresponding Consolidated Fund attributable to the shareholder (based on the proportion of the outstanding shares of the Consolidating Fund owned by the shareholder as of the Valuation
Time). The portfolio securities of the Consolidating Funds will be valued in accordance with the generally employed valuation procedures of HighMark Funds. Each reorganization is being accounted for as a tax-free business combination.

         Immediately following the Exchange Date, each Consolidating Fund will distribute pro rata to its respective shareholders of record as of the close of business on the Exchange Date the full and fractional Shares received by it and the Consolidating Funds will be liquidated and dissolved. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Consolidated Funds in the name of such Consolidating Fund's shareholders, each account representing the respective number of full and fractional Shares due such shareholder. All shareholders of the Consolidating Funds will receive Fiduciary Shares only of the corresponding Consolidated Fund.

         Each HighMark Funds' Share will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. HighMark Funds' Declaration of Trust permits HighMark Funds to divide its shares of any series, without shareholder approval, into one or more classes of shares having such preferences and special or relative rights and privileges as the Trustees of HighMark Funds may determine.

         The consummation of the reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the reorganization abandoned by HighMark Funds at any time, before or after approval by the shareholders, prior to the Exchange Date by HighMark Funds.

         Under Massachusetts law, HighMark Funds' shareholders, could, under certain circumstances, be held personally liable for the obligations of HighMark Funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of HighMark Funds. The Declaration of Trust provides for indemnification out of HighMark Funds' property for all loss and expense of any shareholder held personally liable for the obligations of HighMark Funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds would be unable to meet its obligations. The likelihood of such circumstances is remote.

         FEES AND EXPENSES REORGANIZATION. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred directly in connection with the consummation of the Transaction contemplated by the Agreement will be borne by the Advisor and/or its affiliates including the costs of proxy materials, proxy solicitation, and legal expenses. Fees and expenses not incurred directly in connection with the consummation of the Transaction will be borne by the party incurring such fees and expenses.

         FEDERAL INCOME TAX CONSEQUENCES. The federal income tax consequences of the Transaction should be as follows: (i) under Section 361 of the Code, no gain or loss will be recognized by any Consolidating Fund as a result of the reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Consolidating Fund on the distribution of Shares to them in exchange for their shares of the Consolidating Fund; (iii) under Section 358 of the Code, the basis of shares that any shareholder receives in place of his or her Consolidating Fund's shares will be the same as the basis of the shares exchanged; and (iv) under Section 1223(1) of the Code, a shareholder's holding period for the Consolidated Fund's Shares received pursuant to the Plan will be determined by including the holding period for the shares exchanged for the Consolidated Fund's Shares provided that the shareholder held the Consolidating Fund's Shares as a capital asset. As a condition to HighMark Funds' obligation to consummate the reorganization, HighMark Funds will receive an opinion from Ropes & Gray, counsel to HighMark Funds, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, court decisions, and based upon certain representations and assumptions and subject to certain qualifications, for federal income tax purposes the above stated tax consequences will be applicable to the Transaction.

         VOTING RIGHTS. Each shareholder of a HighMark Fund is entitled to one vote per share and a proportionate fractional vote for any fractional share. The former shareholders of the Consolidated Funds, as holders of Fiduciary Shares of the Consolidated Funds, will vote separately as a fund or a class on matters relating solely to that fund or class. On all other matters, they will vote in the aggregate with shareholders of all of HighMark Funds. When the former shareholders of the Consolidating Funds vote in the aggregate as shareholders of each corresponding Consolidated Fund, the voting power they will have will be less than the voting power they had when the Consolidating Funds voted in the aggregate. For a more detailed discussion of HighMark Funds' voting procedures, see the HighMark Funds' Prospectuses "GENERAL INFORMATION --Miscellaneous."

         CAPITALIZATION. The following tables set forth as of July 31, 1998, (i) the capitalization of each Consolidating Fund, (ii) the capitalization of each Consolidated Fund, and (iii) the pro forma capitalization of each Consolidating Fund as adjusted giving effect to the proposed acquisition of assets at net asset value:

Capitalization Tables as of 7/31/98

                                              HIGHMARK GROWTH FUND AND HIGHMARK BLUE CHIP GROWTH FUND (UNAUDITED)

                                                                   HIGHMARK BLUE CHIP
                                HIGHMARK GROWTH FUND                  GROWTH FUND                  PRO FORMA COMBINED (1)
                            ------------------------------  -------------------------------   ------------------------------

                            FIDUCIARY  RETAIL A   RETAIL B  FIDUCIARY   RETAIL A   RETAIL B   FIDUCIARY   RETAIL A   RETAIL B

NET ASSETS (000'S)          $499,060   $17,173     $1,948    $127,295      N/A        N/A     $626,355     $17,173    $1,948

SHARES (000'S)                29,493     1,014        116       7,936      N/A        N/A       37,016(2)    1,014       116

NET ASSET VALUE PER SHARE     $16.92    $16.93     $16.85      $16.04      N/A        N/A       $16.92      $16.93    $16.85

(1) The adjusted balances are presented as if the Reorganization were effective as of July 31, 1998 for information purposes only. The actual Effective Time of the Reorganization is expected to be January 11, 1999 at which time the results would be reflective of the actual composition of the shareholders' equity at that date.

(2) Assumes that the HighMark Blue Chip Growth Fund has executed a reverse stock split on January 8, 1999 immediately preceding the Reorganization, to allow the Net Asset Values of the HighMark Blue Chip Growth Fund Fiduciary shares to match the Net Asset Values of the HighMark Growth Fund Fiduciary shares. Accordingly, this resulted in an adjustment to the number of shares outstanding in the HighMark Blue Chip Growth Fund of 413 in the Fiduciary Class.

If the Reorganization is consummated, the actual adjustments to the number of shares outstanding in each respective class of the HighMark Fund may vary from the numbers above due to changes in the Net Asset Values between July 31, 1998 and the Reorganization date.

                                          HIGHMARK BOND FUND AND HIGHMARK GOVERNMENT SECURITIES FUND (UNAUDITED)

                                                                 HIGHMARK GOVERNMENT
                                  HIGHMARK BOND FUND               SECURITIES FUND               PRO FORMA COMBINED (1)
                            ------------------------------  ------------------------------   --------------------------------

                            FIDUCIARY  RETAIL A   RETAIL B  FIDUCIARY   RETAIL A  RETAIL B   FIDUCIARY   RETAIL A    RETAIL B

NET ASSETS (000'S)          $206,125    $1,912       N/A     $113,948      N/A        N/A     $320,073    $1,912      N/A

SHARES (000'S)                19,061       178       N/A       11,659      N/A        N/A       29,602(2)    178      N/A

NET ASSET VALUE PER SHARE     $10.81    $10.73       N/A        $9.77      N/A        N/A       $10.81    $10.73      N/A

(1) The adjusted balances are presented as if the Reorganization were effective as of July 31, 1998 for information purposes only. The actual Effective Time of the Reorganization is expected to be January 11, 1999 at which time the results would be reflective of the actual composition of the shareholders' equity at that date.

(2) Assumes that the HighMark Government Securities Fund has executed a reverse stock split on January 8, 1998 immediately preceding the Reorganization, to allow the Net Asset Values of the HighMark Government Securities Fund Fiduciary shares to match the Net Asset Values of the HighMark Bond Fund Fiduciary shares. Accordingly, this resulted in an adjustment to the number of shares outstanding in the HighMark Government Securities Fund of 1,118 in the Fiduciary Class.

If the Reorganization is consummated, the actual adjustments to the number of shares outstanding in each respective class of HighMark Fund may vary from the numbers above due to changes in the Net Asset Values between July 31, 1998 and the Reorganization date.

INTEREST OF CERTAIN PERSONS IN THE TRANSACTION
----------------------------------------------

         HighMark Capital Management, Inc. may be deemed to have an interest in the Plan of Reorganization and the Transaction because it provides investment advisory services to HighMark Funds pursuant to an advisory agreement. HighMark Capital Management, Inc. receives compensation from HighMark Funds for services it provides pursuant to that Agreement. The terms and provisions of these arrangements are described in the HighMark Funds Prospectus. Union Bank of California, N.A. serves as custodian and sub-administrator to HighMark Funds for which services it receives a fee as described in HighMark Funds Prospectus. Union Bank of California, N.A. may also act as a service provider pursuant to the Shareholder Service Plan adopted by HighMark Funds for which services it would also receive a fee as described in the HighMark Funds Prospectus.


                              FINANCIAL STATEMENTS
                              --------------------

         The financial statements and financial highlights for HighMark Funds for the periods indicated therein ended July 31, 1998, July 31, 1997 and July 31, 1996 included in HighMark Funds Prospectus and related Statement of Additional Information have been incorporated by reference in this Combined Prospectus/Proxy Statement in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of that Firm as experts in accounting and auditing. The financial highlights for the fiscal periods ended July 31, 1995 and prior were audited by other auditors whose report, dated September 22, 1995, expressed an unqualified opinion on those statements. The financial highlights for the fiscal period ended January 31, 1997 and prior were audited by other auditors, whose report, dated March 15, 1997, expressed an unqualified opinion of those statements.

                               VOTING INFORMATION
                               ------------------

         Proxies are being solicited from shareholders of Blue Chip Growth Fund and Government Securities Fund by the Board of Trustees of HighMark Funds for the Special Meeting of Shareholders ("Meeting") to be held on December 18, 1998 at 3:00 p.m., Eastern time, at SEI Investments Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, or at such later time made necessary by adjournment. A proxy may be revoked at any time at or before the Meeting by submitting to HighMark Funds a subsequently dated proxy, delivering a written notice of revocation to HighMark Funds at One Freedom Valley Drive, Oaks, PA 19456, or as otherwise described in the "Introduction" above. Unless revoked, all valid proxies will be voted in accordance with the instructions thereon or, in the absence of instructions, will be voted FOR approval of the Plan. The Transaction contemplated by the Plan will be consummated only if approved by the affirmative vote of a majority of all votes attributable to the voting securities of each Consolidating Fund voting separately as a Fund, as described above. In the event the shareholders do not approve the reorganization, the Trustees of HighMark Funds will consider possible alternative arrangements in the best interests of the Fund and its shareholders.

         Proxies are being solicited by mail. Shareholders of record of Blue Chip Growth Fund and Government Securities Fund at the close of business on September 30, 1998, (the "Record Date"), will be entitled to vote at the Meeting of or any adjournment thereof. The holders of a majority of votes attributable to the outstanding voting shares of a Fund represented in person or by proxy at the Meeting will constitute a quorum for such Fund for the Meeting, and a majority of the shares of a Consolidating Fund voted on the Transaction is necessary to approve the Transaction. Shareholders are entitled to one vote per share and a proportionate fractional vote for any fractional share.

         Votes cast by proxy or in person at the meeting will be counted by the inspector of election appointed by the Consolidating Fund. The inspector of election will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspector of election will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum; however, the inspector of election will not count "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For purposes of determining whether an issue has been approved, abstentions have the effect of a negative vote on the proposal, and broker non-votes are treated as "against" votes in those instances where approval of an issue requires a certain percentage of all votes outstanding, but are given no effect in those instances where approval of an issue requires a certain percentage of the votes constituting the quorum for such issue.

         As of September 30, 1998, there were issued and outstanding 8,215,824.476 Fiduciary Shares of the Blue Chip Growth Fund; 11,159,565.288 Fiduciary Shares of the Government Securities Fund; 29,056,548.449 Fiduciary, 933,779.895 Class A and 202,502.597 Class B Shares of the Growth Fund; and 19,499,966.587 Fiduciary and 227,324.645 Class A Shares of the Bond Fund.

         The votes of the shareholders of the Growth Fund and the Bond Fund are not being solicited, since their approval or consent is not necessary for approval of the Plan. As of September 30, 1998, the officers and Trustees of HighMark Funds as a group beneficially owned less than 1% of the outstanding Retail and Fiduciary shares of HighMark Funds. At September 30, 1998, to the best of the knowledge of HighMark Funds, the following owned 5% or more of the outstanding shares of:

                                     BLUE CHIP GROWTH FUND - FIDUCIARY
                                     ---------------------------------

         Name and Address                                       Percentage of Beneficial Ownership
         ----------------                                       ----------------------------------
BTM U.S. Agency Retirement Plan                                 15.70%
1251 Avenue of the Americas
New York, NY  10020

TDK USA Pension Plan                                            6.35%
12 Harbor Park Drive
Port Washington, NY  11050

         Name and Address                                       Percentage of Ownership of Record
         ----------------                                       ---------------------------------
BOTT Pension                                                    61.58%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas Fl. 10
New York, NY  10020-1104

Lane & Company                                                  38.41%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

                                         GOVERNMENT SECURITIES - FIDUCIARY
                                         ---------------------------------

         Name and Address                                       Percentage of Beneficial Ownership
         ----------------                                       ----------------------------------
BTM U.S. Agency Retirement Plan                                 14.36%
1251 Avenue of the Americas
New York, NY  10020

Marubeni America Retirement Plan                                8.03%
450 Lexington Avenue
New York, NY  10017

Tokio Marine Retirement Plan                                    7.12%
101 Park Avenue
New York, NY  10178

TDK USA Pension Plan                                            6.96%
12 Harbor Park Drive
Port Washington, NY  11050

         Name and Address                                       Percentage of Ownership of Record
         ----------------                                       ---------------------------------

BOTT Pension                                                    87.58%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas Fl. 10
New York, NY  10020-1104

Lane & Company                                                  8.69%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

                                              GROWTH FUND - FIDUCIARY
                                              -----------------------

         Name and Address                                       Percentage of Beneficial Ownership
         ----------------                                       ----------------------------------
Union Bank of California Retirement Plan                        17.81%
350 California Street
San Francisco, CA  94104

Union Bank of California 401(k) Plan                            17.72%
350 California Street
San Francisco, CA  94104

                                               GROWTH FUND - RETAIL
                                               --------------------

         Name and Address                                       Percentage of Ownership of Record
         ----------------                                       ---------------------------------
The Kendall Jackson Fndtn. Inc.                                 6.07%
Wendy Petersen
421 Aviation Blvd.
Santa Rosa, CA  95403-1069

                                               BOND FUND - FIDUCIARY
                                               ---------------------

         Name and Address                                       Percentage of Beneficial Ownership
         ----------------                                       ----------------------------------
Union Bank of California 401(k) Plan                            6.68%
350 California Street
San Francisco, CA  94104

                                                BOND FUND - RETAIL
                                                ------------------

         Name and Address                                       Percentage of Ownership of Record
         ----------------                                       ---------------------------------
Northern Trust Bank CA TTEE                                     9.77%
H. David Bradshaw Charitable
P.O. Box 92956
Chicago, IL  60675-2956

Alice A. Swenning TTEE                                          6.07%
The Swenning Fam. Trust
1467 21st Ave.
Kingsburg, CA  93531-2027

Northwestern Trust & Advisry. Co.                               7.77%
1201 3rd Ave., Ste. 2010
Seattle, WA  98101-3000

Exchange Bank TTEE                                              6.68%
FBO Helen Kelly Trust
P.O. Box 208
Santa Rosa, CA  95402-0208


THE BOARD OF TRUSTEES OF HIGHMARK FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN.

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
-------------------------------------------------------------

         This Combined Prospectus/Proxy Statement and the related statement of additional information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which HighMark Funds has filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act to which reference is hereby made. The SEC file numbers for the HighMark Funds Prospectuses and related statement of additional information which are incorporated by reference herein are Registration No. 33-12608 and 811-5059.

         HighMark Funds is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, registration statements and other information filed by HighMark Funds can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of such filings may also be available at the following SEC regional offices: 90 Devonshire Street, Suite 700, Boston, MA 02109; 500 West Madison Street, Suite 1400, Chicago, IL 60611-2511; and 601 Walnut Street, Suite 1005E, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

EXHIBIT A


                                 HIGHMARK FUNDS
                             PLAN OF REORGANIZATION


       This Plan of Reorganization having been approved by the Board of Trustees of HighMark Funds is made as of October 13, 1998 by HighMark Funds (the "Plan"). The capitalized terms used herein shall have the meaning ascribed to them in this Plan.

OVERVIEW OF PLAN OF REORGANIZATION

      (1) The HighMark Blue Chip Growth Fund (the "Blue Chip Growth Fund") and the HighMark Government Securities Fund ("Government Securities Fund"), each an "Consolidating Fund" and, collectively, the "Consolidating Funds") will sell, assign, convey, transfer and deliver to the HighMark Growth Fund (the "Growth Fund") and the HighMark Bond Fund (the "Bond Fund" and the Growth Fund, each an "Consolidated Fund" and, collectively, the "Consolidated Funds"), respectively, on the Exchange Date all of the properties and assets existing at the Valuation Time in the Consolidating Funds. In consideration therefor, each Consolidated Fund shall, on the Exchange Date, assume all of the liabilities of the corresponding Consolidating Fund for a number of full and fractional shares of the Consolidating Fund having an aggregate net asset value equal to the value of the assets of the Consolidating Fund transferred to the corresponding Consolidated Fund on such date less the value of the liabilities of the Consolidating Fund assumed by the corresponding Consolidated Fund on that date. It is intended that the reorganization described in this Plan shall be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

    (2) Upon consummation of the transactions described in paragraph (1) of this Plan, each Consolidating Fund shall distribute in complete liquidation to its respective shareholders of record as of the Exchange Date the shares of the corresponding Consolidated Fund received by it, each shareholder being entitled to receive the number of such shares of the corresponding Consolidated Fund equal to the proportion which the number of shares of beneficial interest of the Consolidating Fund held by such shareholder bears to the number of such shares of the Consolidating Fund outstanding on such date.

FACTUAL BASIS OF THE PLAN

1. (a) HighMark Funds is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out the transactions involved under this Plan. Each of the Blue Chip



                                       A1

Growth Fund, the Growth Fund, the Government Securities Fund, and the Bond Fund (each a "HighMark Fund" and, collectively, the "HighMark Funds") has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Plan.

      (b) HighMark Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. Each HighMark Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code as of and since its first taxable year and each HighMark Fund qualifies and intends to continue to qualify as a regulated investment company for the taxable year ending upon its liquidation. Each HighMark Fund has been regulated as an investment company under such Sections of the Code at all times since its inception.

      (c) The statement of assets and liabilities, statement of operations, and statements of changes in net assets, financial highlights and schedule of investments (indicating their market values) for each HighMark Fund for the year ended July 31, 1998, such statements and schedules having been audited by Deloitte & Touche LLP, independent accountants to HighMark Funds, fairly present the financial position of each HighMark Fund as of such date and said statements of operations and changes in net assets and financial highlights fairly reflect the results of operations, changes in net assets and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles.

     (d) The prospectuses of each HighMark Fund dated November 30, 1997, as amended February 9, 1998, as filed with the Securities and Exchange Commission (the "Commission") (the Prospectuses") and the Statement of Additional Information for HighMark Funds, dated November 28, 1997, as filed with the Commission did not as of their such dates, and will not as of the Exchange Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of HighMark Funds, threatened against HighMark Funds which assert liability on the part of HighMark Funds.

     (f) The Consolidating Funds do not have any known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its respective statement of assets and liabilities as of July 31, 1998 referred to in Section 1(c) hereof and those incurred in the ordinary course of HighMark Funds' business as an investment company since that date.

     (g) As used in this Plan, the term "Investments" shall mean the Consolidating Funds' investments shown on their respective schedule of portfolio investments as of July 31, 1998



                                       A2
referred to in Section 1(c) hereof as supplemented with such changes as HighMark Funds or the Consolidating Funds shall make after that date.

     (h) HighMark Funds and each HighMark Fund has filed or will file all federal and state tax returns which, to the knowledge of HighMark Funds' officers, are required to be filed by HighMark Funds and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by HighMark Funds or each HighMark Fund. All tax liabilities of HighMark Funds and each HighMark Fund have been adequately provided for on its books, and no tax deficiency or liability of HighMark Funds or any HighMark Fund has been asserted, and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     (i) At both the Valuation Time and the Exchange Date and except for shareholder approval, HighMark Funds, on behalf of the Consolidating Funds, will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities transferred by it pursuant to this Plan. At the Exchange Date, subject only to the delivery of the shares, Investments and any such other assets and liabilities as contemplated by this Plan, HighMark Funds, on behalf of the Consolidated Funds, will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof.

     (j) At both the Valuation Time and the Exchange Date, HighMark Funds and each Consolidated Fund will have full right, power and authority to purchase the Investments and any other assets and assume the liabilities of the corresponding Consolidating Fund to be transferred to it pursuant to this Plan.

     (k) Each HighMark Fund is qualified and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     (l) At the Exchange Date, each Consolidating Fund will have sold such of its assets, if any, as necessary to assure that, after giving effect to the acquisition of its assets pursuant to this Plan, each Consolidated Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in its Prospectus and Statement of Additional Information.

SPECIFICS OF PLAN

2. Reorganization. (a) Subject to the requisite approval of the respective shareholders of each Consolidating Fund and to the other terms and conditions contained herein (including each Consolidating Fund's distribution to its respective shareholders of all of its investment company taxable income and net capital gain (as described in Section 7(k)), each Consolidating Fund will sell, assign, convey, transfer and deliver to the corresponding



                                       A3

Consolidated Fund and each Consolidated Fund will acquire from the corresponding Consolidating Fund, on the Exchange Date all of the Investments and all of the cash and other assets of the Consolidating Fund in exchange for that number of shares of beneficial interest of the corresponding Consolidated Fund provided for in Section 3 and the assumption by the corresponding Consolidated Fund of all of the liabilities of such Consolidating Fund. Pursuant to this Plan, each Consolidating Fund will, as soon as practicable after the Exchange Date, distribute in liquidation all of the Consolidated Fund's shares received by it to its shareholders in exchange for their shares of beneficial interest of each Consolidating Fund.

    (b) HighMark Funds, on behalf of each Consolidating Fund, will pay or cause to be paid to the corresponding Consolidated Fund any interest and cash dividends received by it on or after the Exchange Date with respect to the Investments transferred to such Consolidated Fund hereunder. HighMark Funds, on behalf of each Consolidating Fund, will transfer to the corresponding Consolidated Fund any rights, stock dividends or other securities received by it after the Exchange Date as stock dividends or other distributions on or with respect to the Investments transferred, which rights, stock dividends and other securities shall be deemed included in the assets transferred to the corresponding Consolidated Fund at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of each Consolidating Fund.

3. Exchange Date; Valuation Time. On the Exchange Date, each Consolidated Fund will deliver to the corresponding Consolidating Fund a number of shares of the respective Consolidated Fund having an aggregate net asset value equal to the value of the assets of the corresponding Consolidating Fund, less the value of the liabilities of the corresponding Consolidating Fund assumed, determined as hereafter provided in this Section.

     (a) The valuation time shall be 4:00 pm. (Eastern time) January 8, 1999 or such earlier or later day as may be established by the proper officers of HighMark Funds (the "Valuation Time").

     (b) The net asset value of shares of each Consolidated Fund to be delivered to the corresponding Consolidating Fund, the value of the assets of each Consolidating Fund, and the value of the liabilities of each Consolidating Fund to be assumed by the corresponding Consolidated Fund in each case shall be computed as of the Valuation Time pursuant to the valuation procedures customarily used by HighMark Funds.

     (c) No formula will be used to adjust the net asset value of each HighMark Fund to take into account differences in realized and unrealized gains and losses.

     (d) HighMark Funds, on behalf of each Consolidated Fund, shall issue shares of each Consolidated Fund to the corresponding Consolidating Fund on one share deposit receipt registered in the name of the corresponding Consolidating Fund. Each Consolidating Fund



                                       A4
shall distribute in liquidation shares of the corresponding Consolidated Fund received by it hereunder pro rata to its respective shareholders by redelivering such share deposit receipt to HighMark Funds' transfer agent, which will as soon as practicable set up open accounts for each shareholder of each Consolidating Fund in accordance with written instructions furnished by HighMark Funds.

     (e) Each Consolidated Fund shall assume all liabilities of the corresponding Consolidating Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the respective Consolidating Fund or otherwise, except that recourse for assumed liabilities relating to each Consolidating Fund will be limited to the respective Consolidated Fund.

4. Expenses and Fees. All fees and expenses, including accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred directly in connection with the consummation of the transaction contemplated by this Plan will be borne by HighMark Capital Management, Inc. and/or its affiliates including the costs of proxy materials, proxy solicitation, and legal expenses. Fees and expenses not incurred directly in connection with the consummation of the Plan will be borne by the party incurring such fees and expenses.

     (b) Notwithstanding any other provisions of this Plan, if for any reason the transaction contemplated by this Plan is not consummated, no entity shall be liable to the other entity for any damages resulting therefrom, including, without limitation, consequential damages.

5. Exchange Date. Delivery of the assets of each Consolidating Fund to be transferred, assumption of the liabilities of each Consolidating Fund to be assumed, and the delivery of the corresponding Consolidated Fund's shares to be issued shall be made at the offices of HighMark Funds, One Freedom Valley Road, Oaks, Pennsylvania 19456, at 9:00 a.m. Eastern time on the next full business day following the Valuation Time, or at such other time and date established by the proper officers of HighMark Funds, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

6. Special Meeting of Shareholders: Dissolution. (a) Each Consolidating Fund agrees to call a special meeting of its respective shareholders as soon as is practicable after the effective date of the registration statement filed with the Commission by HighMark Funds on Form N-14 relating to the shares of the Growth Fund and the Government Securities Fund issuable hereunder (the "Registration Statement"), and the proxy statement of each of the Blue Chip Growth Fund and the Government Securities Fund included therein (the "Proxy Statement") for the purpose of considering the sale of all of the assets of each Consolidating Fund to and the assumption of all of the liabilities of each Consolidating Fund by the corresponding Consolidated Fund as herein provided, adopting this Plan, and authorizing the liquidation and dissolution of the Consolidating Funds, and it shall be a condition to the obligations of each of the parties hereto that the holders of the shares of beneficial interest of the Consolidating Funds shall have approved this Plan and the transactions contemplated herein in the manner



                                       A5
required by law and HighMark Funds' Declaration of Trust at such a meeting on or before the Valuation Time.

     (b) Each Consolidating Fund will liquidate and dissolve in the manner provided in HighMark Funds' Declaration of Trust and in accordance with applicable law, provided that each Consolidating Fund will not make any distributions of shares of the corresponding Consolidated Funds to its shareholders without first paying or adequately providing for the payment of all of its debts, obligations and liabilities.

7. Conditions to Be Met Regarding the Transaction. The intention of HighMark Funds to consummate each of the transactions described herein is subject to the following conditions:

    (a) This Plan shall have been adopted and the transactions contemplated hereby, including the liquidation and dissolution of the Consolidating Funds, shall have been approved by their respective shareholders in the manner required by law.

    (b) The officers of HighMark Funds shall cause the preparation of a statement the assets of the Consolidating Funds and liabilities, with values determined as provided in Section 3, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on HighMark Funds' behalf by its President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Consolidating Funds since July 31, 1998, other than changes in the Investments since that date or changes in the market value of the Investments, or changes due to net redemptions of shares of the Consolidating Fund, dividends paid or losses from operations.

    (c) The officers of HighMark Funds shall cause the preparation of a statement of the Consolidated Funds' net assets, together with a list of portfolio holdings with values determined as provided in Section 3 hereof, all as of the Valuation Time certified on HighMark Funds' behalf by its President (or any Vice President) and Treasurer.

    (d) The President (or any Vice President) and Treasurer of HighMark Funds shall certify that as of the Valuation Time and as of the Exchange Date all the elements in Section 1 of this Plan are true and correct in all material respects as if made at and as of such dates and that each HighMark Fund has complied with and satisfied all the conditions on its part under the Plan to be performed or satisfied at or prior to such dates.

    (e) There shall not be any material litigation pending with respect to the matters contemplated by this Plan.

    (f) HighMark Funds shall have received an opinion of Ropes & Gray dated the Exchange Date to the effect that: (i) HighMark Funds is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and neither HighMark Funds



                                       A6
nor any HighMark Fund is, to the knowledge of such counsel, required to qualify to do business as a foreign association in any jurisdiction; (ii) HighMark Funds, on behalf of each Consolidating Fund, has the power to sell, assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Plan, HighMark Funds, on behalf of each Consolidating Fund, will have duly sold, assigned, conveyed, transferred and delivered such Investments and other assets to the corresponding Consolidated Fund; (iii) the adoption of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate HighMark Funds' Declaration of Trust or Code of Regulations, as amended, or any provision of any agreement known to such counsel to which HighMark Funds is a party or by which it is bound; (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by HighMark Funds of the transactions contemplated hereby, except such as have been obtained under the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 ("the 1934 Act") and the 1940 Act; (v) this Plan has been duly authorized, executed and delivered by HighMark Funds and is a valid and binding obligation of HighMark Funds; and (vi) the shares of each Consolidated Fund to be delivered to the corresponding Consolidating Fund as provided for by this Plan are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by HighMark Funds and no shareholder of HighMark Funds has any preemptive right to subscription or purchase in respect thereof.

     (g) With respect to each transaction, HighMark Funds shall have received an opinion of Ropes & Gray addressed to HighMark Funds and dated the Exchange Date to the effect that for Federal income tax purposes: (i) no gain or loss will be recognized by the Consolidating Fund upon the transfer of the assets and Investments to the corresponding Consolidated Fund in exchange for shares of the corresponding Consolidated Fund and the assumption by the corresponding Consolidated Fund of the liabilities of such Consolidating Fund or upon the distribution of shares of the corresponding Consolidating Fund by such Consolidating Fund to its shareholders in liquidation; (ii) no gain or loss will be recognized by the shareholders of the Consolidating Fund upon the exchange of its shares for the shares of the corresponding Consolidated Fund; (iii) the basis of the shares of the Consolidated Fund's shares a shareholder of the corresponding Consolidating Fund receives in connection with the exchange will be the same as the basis of his or her Consolidating Fund's shares exchanged therefor; (iv) a Consolidating Fund's shareholder's holding period for his or her corresponding Consolidated Fund's shares will be determined by including the period for which he or she held the shares of the Consolidating Fund exchanged therefor, provided that he or she held such shares of the Consolidating Fund as capital assets; (v) no gain or loss will be recognized by the Consolidating Fund upon the receipt of the assets transferred to the corresponding Consolidated Fund pursuant to this Plan in exchange for the shares of the corresponding Consolidated Fund and the assumption by the corresponding Consolidated Fund of the liabilities of such Consolidating Fund; (vi) the basis in the hands of the Consolidated Fund of the assets of the corresponding Consolidating Fund will be the same as the basis of the assets in the hands of the corresponding Consolidating Fund immediately prior



                                       A7
to the transfer; and (vii) the Consolidated Fund's holding periods of the assets of the corresponding Consolidating Fund will include the period for which such assets were held by the corresponding Consolidating Fund.

     (h) The assets of each Consolidating Fund to be Consolidating by the corresponding Consolidated Fund will include no assets which the corresponding Consolidated Fund, by reason of limitations contained in HighMark Funds' Declaration of Trust or of investment restrictions disclosed in its Prospectus in effect on the Exchange Date, may not properly acquire.

     (i) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or to the knowledge of HighMark Funds, contemplated by the Commission.

     (j) HighMark Funds shall have received from the Commission such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     (k) Prior to the Exchange Date, each Consolidating Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its respective shareholders all of its investment company taxable income for its taxable years ending on or after July 31, 1998 and on or prior to the Exchange Date (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in each of its taxable years ending on or after July 31, 1998 and on or prior to the Exchange Date (after reduction for any capital loss carryover).

     (l) The custodian of HighMark Funds shall have delivered to HighMark Funds a certificate identifying all of the assets of the Consolidating Funds held by such custodian as of the Valuation Time.

     (m) The transfer agent of HighMark Funds shall have provided to HighMark Funds (i) a certificate setting forth the number of shares of each Consolidating Fund outstanding as of the Valuation Time and (ii) the name and address of each holder of record of any such shares of each Consolidating Fund and the number and class of shares held of record by each such shareholder.

     (n) HighMark Funds, on behalf of each Consolidating Fund, shall have executed and delivered an Assumption of Liabilities dated as of the Exchange Date pursuant to which each Consolidating Fund will assume all of the liabilities of the corresponding Consolidating Fund existing at the Valuation Time in connection with the transactions contemplated by this Plan.




                                       A8

     (o) HighMark Funds, on behalf of each Consolidating Fund, shall have executed and delivered an instrument of transfer ("Transfer Document") and any other certificates or documents HighMark Funds may deem necessary or desirable to transfer each Consolidating Fund's entire right, title and interest in and to the Investments and all other assets.

8. No Broker. There is no person who has dealt with HighMark Funds or any HighMark Fund who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Plan.

9. Termination. HighMark Funds may, by consent of its trustees, terminate this Plan, and HighMark Funds, after consultation with counsel, may modify this Plan in any manner deemed necessary or desirable.

10. Rule 145. Pursuant to Rule 145 under the 1933 Act, HighMark Funds will, in connection with the issuance of any shares of the Consolidated Funds to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO HIGHMARK FUNDS OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO HIGHMARK FUNDS SUCH REGISTRATION IS NOT REQUIRED.

and, further, HighMark Funds will issue stop transfer instructions to HighMark Funds' transfer agent with respect to such shares.

11. Agreement and Declaration of Trust. Copies of the Agreement and Declaration of Trust of HighMark Funds and any amendments thereto so filed is on file with the Secretary of State of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of HighMark Funds, as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of HighMark Funds individually but are binding only upon the assets and property of HighMark Funds.

The names "HighMark Funds" and "Trustees of HighMark Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust filed on March 10, 1987, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of HighMark Funds entered



                                       A9
into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.


                                            HighMark Funds


                                            By:  Kevin P. Robins
                                                 ---------------



                                       A10

                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information contains information which may be of interest to investors, but which is not included in the Combined Prospectus/Proxy Statement of HighMark Funds dated November 20, 1998 (the "Prospectus") relating to the transfer of the assets and liabilities of the HighMark Blue Chip Growth Fund and the HighMark Government Securities Fund to the HighMark Growth Fund and the HighMark Bond Fund, respectively. This Statement of Additional Information is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained, without charge, by writing SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456 or by calling 1-800-734-2922.

         The Statement of Additional Information for HighMark Funds, dated November 28, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

         Audited financial statements for the Blue Chip Growth Fund, the Growth Fund, the Government Securities Fund, and the Bond Fund for the period ended July 31, 1998 are contained in the Annual Report, which is incorporated herein by reference.

         The date of this Statement of Additional Information is November 20, 1998.




                                       B1

                                TABLE OF CONTENTS




Financial Statements of the combined Funds
on a pro-forma basis for the year ended
July 31, 1998 (unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . .B-3




                                       B2

HIGHMARK GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (000)
FOR THE YEAR ENDED JULY 31, 1998

                                                                                     GROWTH   BLUE CHIP    PROFORMA      COMBINED
                                                                                      FUND   GROWTH FUND  ADJUSTMENTS   GROWTH FUND
                                                                                      ----   -----------  -----------   -----------
Assets:
    Investments at market value
      (cost of $469,933, $145,628 and $615,561, respectively)                       $617,476   $165,704                  $783,180
    Interest Receivable                                                                  366         85                       451
    Receivable for investment securities sold                                          4,031     45,597                    49,628
    Receivable for capital shares sold                                                 2,285         33                     2,318
    Other assets                                                                          33          2                        35

    Total Assets                                                                    $624,191   $211,421                  $835,612
                                                                                    ========   ========                  ========

Liabilities:
    Payable for investment securities purchased                                      105,300     83,854                   189,154
    Payable for capital shares repurchased                                               222        104                       326
    Other Liabilities                                                                    488        168                       656
                                                                                    --------    -------                 ---------

    Total Liabilities                                                               $106,010    $84,126                  $190,136
                                                                                    ========    =======                  ========

Net Assets:
    Fiduciary Shares - HighMark Growth Fund
      (based on 29,492,647 outstanding shares)                                       321,467                (321,467)(a)      ---
    Fiduciary Shares - Pro Forma HighMark Growth Fund
      (based on 37,015,993 outstanding shares)                                                               415,189 (a)  415,189
    Fiduciary Shares - HighMark Blue Chip Growth Fund
      (based on 7,936,141 outstanding shares)                                                    93,722      (93,722)(a)      ---
    Retail Class A - HighMark Growth Fund (based on 1,014,423 outstanding shares)     14,852                               14,852
    Retail Class B - HighMark Growth Fund (based on 115,600 outstanding shares)        1,916                                1,916
    Undistributed net investment income                                                  ---         11                        11
    Accumulated net realized gain on investments                                      32,403     13,486                    45,889
    Net unrealized appreciation on investments                                       147,543     20,076                   167,619
                                                                                     -------     ------                   -------

    TOTAL NET ASSETS                                                                $518,181   $127,295      $   ---     $645,476
                                                                                    ========   ========      =======     ========

Net Asset Value, Offering Price and Redemption Price Per Share -- Fiduciary Class   $  16.92   $  16.04                  $  16.92
Net Asset Value and Redemption Price Per Share -- Retail Class A                    $  16.93                             $  16.93
Maximum Offering Price Per Share -- Retail Class A ($16.93 / 95.5%)                 $  17.73                             $  17.73
Net Asset Value, Offering Price and Redemption Price Per Share -- Retail Class B    $  16.85                             $  16.85



                                       B3

HIGHMARK BOND FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (000)
FOR THE YEAR ENDED JULY 31, 1998

                                                                                     BOND      GOVERNMENT      PROFORMA    COMBINED
                                                                                     FUND    SECURITIES FUND  ADJUSTMENTS  BOND FUND
                                                                                     ----    ---------------  -----------  ---------
Assets:
    Investments at market value
      (cost of $204,678, $140,431 and $345,109, respectively)                      $212,840      $143,058                  $355,898
    Interest Receivable                                                               2,987         1,903                     4,890
    Receivable for investment securities sold                                           ---           ---                         0
    Receivable for capital shares sold                                                1,032            23                     1,055
    Other assets                                                                         25           ---                        25
                                                                                   --------      --------                  --------

    Total Assets                                                                   $216,884      $144,984                   361,868
                                                                                   ========      ========                   =======

LIABILITIES:
    Payable for investment securities purchased                                       8,618        30,755                    39,373
    Payable for capital shares repurchased                                               21           132                       153
    Other Liabilities                                                                   208           149                       357
                                                                                      -----       -------                   -------

    Total Liabilities                                                                $8,847       $31,036                   $39,883
                                                                                     ======       =======                   =======

NET ASSETS:
    Fiduciary Shares - HighMark Bond Fund (based on 19,061,377 outstanding shares)  200,926                   (200,926)(a)      ---
    Fiduciary Shares - Pro Forma HighMark Bond Fund
      (based on 29,602,302 outstanding shares)                                                                 313,866 (a)  313,866
    Fiduciary Shares - HighMark Government Securities Fund
     (based on 11,659,153 outstanding shares)                                           ---       112,940     (112,940)(a)
    Retail Class A - HighMark Bond Fund (based on 178,209 outstanding shares)         1,885                                   1,885
    Undistributed net investment income                                                 245           113                       358
    Accumulated net realized gain on investments                                     (3,181)       (1,732)                   (4,913)
    Net unrealized appreciation on investments                                        8,162         2,627                    10,789
                                                                                    -------       -------                    ------

    TOTAL NET ASSETS                                                               $208,037      $113,948      $   ---     $321,985
                                                                                   ========      ========      =======     ========

Net Asset Value, Offering Price and Redemption Price Per Share -- Fiduciary Class  $  10.81      $   9.77                  $  10.81
Net Asset Value and Redemption Price Per Share -- Retail Class A                   $  10.73                                $  10.73
Maximum Offering Price Per Share -- Retail Class A ($10.73 / 97%)                  $  11.06                                $  11.06




                                       B4

HIGHMARK GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 1998

                                                                             GROWTH       BLUE CHIP       PROFORMA      COMBINED
                                                                              FUND       GROWTH FUND     ADJUSTMENTS   GROWTH FUND
                                                                              ----       -----------     -----------   -----------
Interest Income                                                             $   600           $536                        $1,136
Dividend Income                                                               3,150            912                         4,062
                                                                              -----            ---                         -----

    Total Investment Income                                                 $ 3,750         $1,448                        $5,198
                                                                            =======         ======                        ======

Expenses:
    Administrative Fee                                                          755            227                           982
    Administrative Fees Waived                                                  (86)           (23)                         (109)
    Investment Advisor Fee                                                    2,265            680                         2,945
    Investment Advisor Fee Waiver                                               ---            ---                           ---
    Shareholder Servicing Fees Fiduciary                                        917            283                         1,200
    Shareholder Servicing Fees Retail Class A                                    26            ---                            26
    Shareholder Servicing Fees Retail Class B                                     1            ---                             1
    Shareholder Servicing Fees Waived                                          (566)          (283)        113 (b)          (736)
    Custodian Fees                                                               38             12                            50
    Professional Fees                                                            17              6          (4)(b)            19
    Registration Fees                                                            21              9          (6)(b)            24
    Transfer Agent Fees                                                          21              3                            24
    Distribution Fees Retail Class A                                             26            ---                            26
    Distribution Fees Retail Class B                                              3            ---                             3
    Distribution Fees Waiver                                                    ---            ---                           ---
    Insurance Fees                                                                3              1                             4
    Trustees Fees                                                                 6              2                             8
    Printing Fees                                                                23             14          (5)(b)            32
    Miscellaneous Fees                                                            4              1          (1)(b)             4
                                                                            -------         ------         -------       -------

         Total Expenses                                                       3,474            932          97             4,503
         Reduction of Expenses                                                  (10)            (3)                          (13)
                                                                            -------         ------         -------       -------

         Total Net Expenses                                                   3,464            929            97           4,490
                                                                              -----          -----         -------         -----

    Net Investment Income                                                       286            519            (97)           708
                                                                            -------         ------         -------        ------
    Net Realized Gain (Loss) on Investments                                  58,251         16,737                        74,988
                                                                            -------         ------         -------        ------
    Net Realized Gain (Loss) on Option Contracts                                ---             17                            17
                                                                            -------        -------         -------        ------
    Change in Unrealized Appreciation (Depreciation) on Investments          16,670         (7,709)                        8,961
                                                                            -------         ------         -------        ------
    Net Realized and Unrealized Gain on Investments                          74,921          9,045                        83,966
                                                                            -------          -----         -------        ------
    Increase in Net Assets Resulting from Operations                        $75,207         $9,564         $   (97)      $84,674
                                                                            =======         ======         =======       =======



                                       B5

HIGHMARK BOND FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 1998

                                                                                    GOVERNMENT
                                                                            BOND    SECURITIES      PROFORMA           COMBINED
                                                                            FUND          FUND    ADJUSTMENTS         BOND FUND
                                                                            ----          ----    -----------         ---------
Interest Income                                                           $7,851        $4,944        $12,795
Dividend Income                                                               --            --             --                --
                                                                          ------        ------        -------           -------

    Total Investment Income                                               $7,851        $4,944             --           $12,795
                                                                          ======        ======        =======           =======

Expenses:
    Administrative Fee                                                       237           161                              398
    Administrative Fees Waived                                               (24)          (16)                             (40)
    Investment Advisor Fee                                                   593           403                              996
    Investment Advisor Fee Waiver                                             --            --                                0
    Shareholder Servicing Fees Fiduciary                                     294           201                              495
    Shareholder Servicing Fees Retail Class A                                  3            --                                3
    Shareholder Servicing Fees Retail Class B                                 --            --                                0
    Shareholder Servicing Fees Waived                                       (285)         (201)             8              (478)
    Custodian Fees                                                            12             8                               20
    Professional Fees                                                         11             8             (5)(b)            14
    Registration Fees                                                         15            18            (12)(b)            21
    Transfer Agent Fees                                                       20             2                               22
    Distribution Fees Retail Class A                                           2            --                                2
    Distribution Fees Retail Class B                                          --            --                                0
    Distribution Fees Waiver                                                  (2)           --                               (2)
    Insurance Fees                                                            --             2                                2
    Trustees Fees                                                              3             5                                8
    Printing Fees                                                             13             8             (4)(b)            17
    Miscellaneous Fees                                                         4             7             (3)(b)             8
                                                                          ------        ------        -------           -------

         Total Expenses                                                      896           606            (16)            1,486
         Reduction of Expenses                                                (3)           (2)                              (5)
                                                                          ------        ------        -------           -------

         Total Net Expenses                                                  893           604            (16)            1,481
                                                                          ------        ------        -------           -------

    Net Investment Income                                                  6,958         4,340             16            11,314
                                                                          ------        ------        -------           -------
    Net Realized Gain (Loss) on Investments                                  122           348                              470
                                                                          ------        ------        -------           -------
    Change in Unrealized Appreciation (Depreciation) on Investments        1,732           906                            2,638
                                                                          ------        ------        -------           -------
    Net Realized and Unrealized Gain on Investments                        1,854         1,254                            3,108
                                                                          ------        ------        -------           -------
    Increase in Net Assets Resulting from Operations                      $8,812        $5,594        $    16           $14,422
                                                                          ======        ======        =======           =======



                                       B6

HIGHMARK GROWTH FUND
Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION

         The unaudited Pro Forma Combining Statements of Assets and Liabilities, Pro Forma Combining Statements of Operations and Pro Forma Combining Schedule of Investments give effect to the proposed acquisition of the HighMark Blue Chip Growth Fund by the HighMark Growth Fund. The proposed acquisition will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition will be accomplished by an exchange of all outstanding shares of the Fiduciary Class of the HighMark Blue Chip Growth Fund in exchange for shares of the Fiduciary Class of the HighMark Growth Fund.

         The Pro Forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

         The HighMark Growth Fund is a portfolio offered by HighMark Funds, an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The HighMark Blue Chip Growth Fund is a portfolio offered by HighMark Funds, an open-end, management investment company also registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

        a) The Pro Forma combining statements of assets and liabilities assumes the issuance of additional shares of the HighMark Growth Fund as if the reorganization were to take place on July 31, 1998 and is based on the net asset value of the acquiring fund. In addition, because the HighMark Growth Fund is the surviving fund for accounting purposes, the Pro Forma adjustments also reflect a reverse stock split of the HighMark Blue Chip Growth Fund shares that will take place simultaneous to the merger so as to ensure that the NAV per share that carries forward for historical reporting purposes is the NAV per share of the HighMark Growth Fund at the time of the merger.

        b) The Pro Forma adjustments to professional, registration, shareholder servicing, printing and miscellaneous fees reflect the expected expense impacts due to the combination of the funds.



                                       B7

HIGHMARK BOND FUND
Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION

         The unaudited Pro Forma Combining Statements of Assets and Liabilities, Pro Forma Combining Statements of Operations and Pro Forma Combining Schedule of Investments give effect to the proposed acquisition of the HighMark Government Securities Fund by the HighMark Bond Fund. The proposed acquisition will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition will be accomplished by an exchange of all outstanding shares of the Fiduciary Class of the HighMark Government Securities Fund in exchange for shares of the Fiduciary Class of the HighMark Bond Fund.

         The Pro Forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

         The HighMark Bond Fund is a portfolio offered by HighMark Funds, an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The HighMark Government Securities Fund is a portfolio offered by HighMark Funds, an open-end, management investment company also registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

        a) The Pro Forma combining statements of assets and liabilities assumes the issuance of additional shares of the HighMark Bond Fund as if the reorganization were to take place on July 31, 1998 and is based on the net asset value of the acquiring fund. In addition, because the HighMark Bond Fund is the surviving fund for accounting purposes, the pro forma adjustments also reflect a reverse stock split of the HighMark Government Securities Fund shares that will take place simultaneous to the merger so as to ensure that the NAV per share that carries forward for historical reporting purposes is the NAV per share of the HighMark Bond Fund at the time of the merger.

        b) The Pro Forma adjustments to professional, registration, printing and miscellaneous fees reflect the expected savings due to the combination of the funds.



                                       B8

                         HIGHMARK BLUE CHIP GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, DECEMBER 18, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

        The undersigned hereby appoints Leslie Kondziela and Kevin P. Robins and each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of the Blue Chip Growth Fund on December 18, 1998 at 3:00 p.m., Eastern time, and at any adjournments thereof, all of the units of beneficial interest in the Blue Chip Growth Fund which the undersigned would be entitled to vote upon the following matters if personally present.

1. Approval of a Plan of Reorganization pursuant to which all of the assets and liabilities of the Blue Chip Growth Fund will be transferred to the Growth Fund in return for Fiduciary Class shares of the Growth Fund, followed by the dissolution and liquidation of the Blue Chip Growth Fund, and the distribution of shares of the Growth Fund to the shareholders of the Blue Chip Growth Fund.


        FOR                   AGAINST                  ABSTAIN

        (  )                    (  )                     (  )

2. To transact any other business as properly comes before the Meeting.


        FOR                   AGAINST                  ABSTAIN

        (  )                    (  )                     (  )

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1) AND (2).

        NOTE: Please sign exactly as the name appears on this card. EACH Joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office.
If a partner, please sign in the partnership name.


        ------------------------------------------
        Signature of Shareholder(s)


        ------------------------------------------
        Signature of Shareholder(s)


        Dated:  ________________________________ , 1998.


                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                       HIGHMARK GOVERNMENT SECURITIES FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, DECEMBER 18, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF HIGHMARK FUNDS.

        The undersigned hereby appoints Leslie Kondziela and Kevin P. Robins and each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of the Government Securities Fund on December 18, 1998 at 3:00 p.m., Eastern time, and at any adjournments thereof, all of the units of beneficial interest in the Government Securities Fund which the undersigned would be entitled to vote upon the following matter if personally present.

1. Approval of a Plan of Reorganization pursuant to which all of the assets and liabilities of the Government Securities Fund will be transferred to the Bond Fund in return for Fiduciary Class shares of the Bond Fund, followed by the dissolution and liquidation of the Government Securities Fund, and the distribution of shares of the Bond Fund to the shareholders of the Government Securities Fund.


        FOR                   AGAINST                  ABSTAIN

        (  )                    (  )                     (  )

2. To transact any other business as properly comes before the Meeting.


        FOR                   AGAINST                  ABSTAIN

        (  )                    (  )                     (  )

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1) AND (2).

        NOTE: Please sign exactly as the name appears on this card. EACH Joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office.
If a partner, please sign in the partnership name.


        ------------------------------------------
        Signature of Shareholder(s)


        ------------------------------------------
        Signature of Shareholder(s)


        Dated:  ________________________________ , 1998.


                PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE